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                                                                    EXHIBIT 99.1

                                    VIVENDI
              INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY
     (MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON NOVEMBER 28, 2000)
     The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the Deposited Securities represented by such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on November 1, 2000 at the Annual General Meeting of Vivendi to be held in France, on December 5, 2000 in respect of the resolutions specified in the enclosed Notice of Meeting.
     Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box. With respect to voting instruction cards that are signed but on which no voting instructions have been indicated, the Depositary will vote or cause to be voted the deposited securities in favor of proposals recommended by the Company's board of directors and against proposals opposed by the Company's board of directors. If a voting instruction card is incorrectly completed or illegible, the depositary shall not vote or cause to be voted the deposited securities to which such voting instructions relate.
                                          VIVENDI
                                          P.O. BOX 11230
                                          NEW YORK, N.Y. 10203-0230
(CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)

                                                              FOR    AGAINST
1.Approval of the terms of the transactions between Vivendi,  [ ]      [ ]
  Canal+ and Seagram;
2.Approval of the merger of the Company into Sofiee shall     [ ]      [ ]
  become Vivendi Universal;
3.Dissolution of the Company without liquidation;             [ ]      [ ]
4.Final completion of the merger and transactions among       [ ]      [ ]
  Vivendi, Canal+ and Seagram;
5.Power to execute all documents;                             [ ]      [ ]

all as set forth in Annex O to the attached joint proxy statement-prospectus.

CHANGE OF ADDRESS AND/OR COMMENTS MARK HERE [X]
The Form must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Form should be executed by a duly authorized Officer or Attorney. [ ]
Dated ------------------------------------------------------------------, 2000
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                         Signature of Registered Holder
             VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK. [X]
  PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE
                             ENCLOSED ENVELOPE. [X]